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                                                                    Exhibit 10.8

                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT
                               ----------------


     This First Amendment to Credit Agreement ("First Amendment to Credit Agreement") is made as of this 31st day of December, 1998 by and between Law Office Information Systems, Inc., an Arkansas corporation ("Borrower"), and Fleet National Bank, a national banking association (hereinafter referred to as the "Bank"), as lender.

     WHEREAS, as of August 20, 1998, the Borrower and the Bank entered into a Credit Agreement (the "Original Credit Agreement"); and

     WHEREAS, the Borrower and the Bank now desire to amend the Original Credit Agreement by (i) increasing the maximum permitted amount of SBLC line of Credit Advances from $2,500,000 to $3,500,000 (the "Increase in Cash Advances") and
(ii) requiring the conversion of the Increase in Cash Advances into a term loan with a maturity date of February 28, 1999, together with such other changes, all as set forth in this First Amendment to Credit Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained in this First Amendment to Credit Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All references in the Original Credit Agreement to "Agreement" shall from and after the date hereof mean the Credit Agreement as amended by this First Amendment to Credit Agreement.

     2. The defined term "Notes" as used in the Original Credit Agreement shall be amended as follows:

          "Notes" shall mean collectively, the Equipment Line of Credit Note and each Equipment Line of Credit Term Note, the SBLC Line of Credit Note, the SBLC Line of Credit Term Note, the SBLC Line of Credit Term Note II and the Revolving, Credit note, all substitutions and replacements of any of the foregoing, and any other notes issued by the Borrower to the Bank pursuant to this Agreement.

     3. Sections 2.04, 2.05(a) and 2.06 and Exhibits 2.04(b) and 2.04(d) of the Original Credit Agreement are hereby amended by deleting said Sections and Exhibits in their entirety and substituting therefore the following:

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          Section 2.04.  SBLC Line of Credit.
          ------------   -------------------

          (a) General Terms. Subject to the terms and conditions hereof and
              -------------
     provided that no Default or Event of Default has occurred or is continuing, the Borrower may, from time to time from the date hereof (1) up to December 31, 1998 directly borrow up to a maximum amount of $3,500,000 of the SBLC Line of Credit from the Bank, and the Bank shall advance funds to the Borrower as requested pursuant to Section 2.04(f) (each, an "SBLC Line of Credit Advance" and collectively, the "SBLC Line of Credit Advances") to finance the development of the Borrower's law library databases, and (ii) up to June 30, 1999, request and the Bank shall arrange to issue for the account of the Borrower, standby letters of credit pursuant to Section 2.05; provided, however, that the aggregate of (A) all outstanding SBLC
           --------  -------
     Line of Credit Advances (including SBLC Line of Credit Advances evidenced by the SBLC Line of Credit Term Note and evidenced by the SBLC Line of Credit Term Note II (each as defined below)), and (B) the maximum aggregate liability of the Bank under all outstanding letters of credit issued by the Bank under Section 2.05 and under all outstanding letters of credit listed on Schedule 2.04 attached hereto (" L/C Obligations") shall at no time
        -------------
     exceed $7,000,000 (the "Maximum SBLC Line of Credit"). The Borrower may. not reborrow SBLC Line of Credit Advances once repaid and to the extent that some portion of the SBLC Line of Credit is not borrowed prior to June 30, 1999, the Borrower shall have no further right to borrow under this
     Section 2.04 or request L/C's under Section 2.05.

          SBLC Line of Credit Advances made by the Bank shall automatically be converted into the SBLC Line of Credit Term Note and the SBLC Line of Credit Term Note II, respectively, pursuant to Section 2.04(d).

          (b) The SBLC Line of Credit Note. All amounts owed by the Borrower
              ----------------------------
     with respect to SBLC Line of Credit Advances shall be evidenced by a converting SBLC line of credit note in the original principal amount of $3,500,000, dated the date hereof in the form attached hereto as Exhibit
                                                                      -------
     2.04(b) (the "SBLC Line of Credit Note ").
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          (c) SBLC Line of Credit Payment. If at any time the aggregate amount
              ---------------------------
     of outstanding SBLC Line of Credit Advances (including SBLC Line of Credit Advances evidenced by the SBLC Line of Credit Term Note and the SBLC Line of Credit Term Note II) and L/C Obligations exceeds the Maximum SBLC Line of Credit, then the Borrower shall immediately pay such excess to the Bank, and the Bank may, without prior notice to the Borrower, charge any of Borrower's accounts with the Bank in order to effect such payment.

          (d)  (i)  The SBLC Line Credit Term Note.  On December 31, 1998 (the
                    ------------------------------
     "SBLC Line of Credit Conversion Date"), $2,500,000 of the aggregate outstanding SBLC Line of Credit Advances as of such date shall automatically be converted to a term note (hereinafter referred to as "SBLC Line of Credit Term Note") dated as of such date, in the

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     form attached hereto as Exhibit 2.04(d). The SBLC Line of Credit Term Note
                             ---------------
     shall be in the original principal amount of $2,500,000 of SBLC Line of Credit Advances as of the SBLC Line of Credit Conversion Date. The conversion of SBLC Line of Credit Advances into an SBLC Line of Credit Term Note shall not constitute a prepayment of such SBLC Line of Credit Advances. Unless sooner prepaid pursuant to Section 2.09 or accelerated pursuant to Article VI hereof, the Borrower shall repay the principal of the SBLC Line of Credit Term Note in thirty-five (35) equal monthly installments of an amount equal to 2.778 % of the original principal amount of the SBLC Line of Credit Term Note, payable on the first day of each month commencing on February 1, 1999, with a final installment in the amount of the entire unpaid balance of the SBLC Line of Credit Term Note (including principal, all accrued but unpaid interest and any other amounts then due) due and payable on February 1, 2002. Interest shall be payable on the SBLC Line of Credit Term Note as provided in Section 2.04(e).

               (ii) The SBLC Line Credit Term Note II. On the SBLC Line of
                    ---------------------------------
     Credit Conversion Date, up to $1,000,000 of the aggregate outstanding SBLC Line of Credit Advances as of such date that have not converted as provided in Section 2.04(d)(i) above shall automatically be converted to a term note (hereinafter referred to as "SBLC Line of Credit Term Note II") dated as of such date, in the form attached hereto as Exhibit 2.04(d)(i). The SBLC Line of Credit Term Note II shall be in the original principal amount of up to $1,000,000 of SBLC Line of Credit Advances as of the SBLC Line of Credit Conversion Date. The conversion of SBLC Line of Credit Advances into an SBLC Line of Credit Term Note II shall not constitute a prepayment of such SBLC Line of Credit Advances. Unless sooner prepaid pursuant to Section
     2.09 or accelerated pursuant to Article VI hereof, the Borrower shall repay in full the principal of the SBLC Line of Credit Term Note II (including principal, all accrued but unpaid interest and any other amounts then due) due on February 28, 1999. Interest shall be payable on the SBLC Line of Credit Term Note II as provided in Section 2.04(e).

          (e) Interest. SBLC Line of Credit Advances made by the Bank and
              --------
     amounts outstanding under the SBLC Line of Credit Term Note and the SBLC Line of Credit Term Note II shall bear interest prior to the occurrence of an Event of Default or maturity (computed on the basis of actual number of days elapsed over a 360-day year) on the unpaid principal balance outstanding from time to time at a fluctuating rate per annum equal to the aggregate of (i) the Prime Rate, plus (ii) one and one-half percent (1.5%). From and after the occurrence and during the continuation of an Event of Default or maturity (whether by demand, acceleration or otherwise), the unpaid principal balance of the SBLC Line of Credit (including amounts outstanding under SBLC Line of Credit Term Note and the SBLC Line of Credit Term Note II) shall bear interest at a fluctuating rate per annum equal to four percent (4%) above the rate of interest otherwise payable with respect to the SBLC Line of Credit. Interest shall be payable monthly in arrears on the first day of the next succeeding month commencing September 1, 1998. The effective rate of interest shall change on each date on which the Prime Rate shall change.

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          (f) Requests for Advances. Subject to the conditions of Section
              ---------------------
     2.04(a), each SBLC Line of Credit Advance to the Borrower shall be made on a Banking Day on notice given by the Borrower to tie Bank prior to 11: 00 a.m. Boston time on the date of the proposed borrowing. Each request for an SBLC Line of Credit Advance shall be made to the Bank in writing (including by facsimile) or by telephone by a duly authorized representative of the Borrower, and the Bank may rely upon any telephone request which it reasonably believes is made by such a representative, and shall specify the amount of such SBLC Line of Credit Advance (which must be a minimum of $100,000). The Borrower agrees to indemnify and hold the Bank harmless for any. action, including the making of SBLC Line of Credit Advances hereunder, or loss or expense, taken or incurred by the Bank in good faith reliance upon such telephone request. At the time of the initial request for a SBLC Line of Credit Advance made under this Section 2.04(f), the Borrower shall have provided the Bank with a Compliance Certificate in the form required by Section 5.09(c) hereof. The Borrower hereby , agrees (i) that the Bank shall be entitled to rely upon the most recent Compliance Certificate in its possession until it is superseded by another Compliance Certificate, and (ii) that each request for a SBLC Line of Credit Advance, whether by telephone or in writing or otherwise, shall constitute a confirmation of the representations and warranties contained in the most recent Compliance Certificate then in the Bank's possession.

          (g) Expiration of SBLC Line of Credit. The SBLC Line of Credit shall
              ---------------------------------
     expire (i) with respect to direct borrowings of SBLC Line of Credit Advances on December 31, 1998, and (ii) with respect to letters of credit under Section 2.05, on June 30, 1999, whereupon no further advances may be made thereunder.

     Section 2.05. Letters of Credit.
     ------------  -----------------

          (a) Issuance procedures. The Borrower may request, and the Bank will
              -------------------
     arrange to issue standby letters of credit (individually, an "L/C", and collectively, with all outstanding letters of credit listed on Schedule
                                                                    --------
     2.04 attached hereto which shall be deemed to have been requested under
     ----
     this Section 2.05, the "L/C's") for the account of the Borrower; provided that after giving effect to all such L/C's the L/C Obligations at such time shall not exceed $7,000,000 less (i) the aggregate principal amount of all SBLC Line of Credit Advances outstanding at such time, and (ii) the aggregate principal amount of the SBLC Line of Credit Term Note and the SBLC Line of Credit Term Note II. All L/C's shall have an expiration date not later than June 30, 2001. The Company shall deliver to the Bank an L/C application and L/C agreement together with the proposed form of such L/C (which, together with all schedules and exhibits thereto, shall be in form and substance satisfactory to the Bank and its counsel) and such other certificates, documents and other papers and information as the Bank may reasonably request. Any foreign beneficiary must be satisfactory to the Bank. Within five Banking Days following receipt of the above-described documents in satisfactory form, the Bank shall issue such

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     L/C, provided that immediately prior to the issuance of such L/C and after giving effect thereto no Default or Event of Default shall have occurred and be continuing.

     Section 2.06. Method of Payment.
     ------------  -----------------

          All payments and prepayments of principal and interest due under the Notes and of fees due hereunder shall be made by the Borrower to the Bank in lawful money of the United States in immediately available funds. Payments received by the Bank after 11: 00 a.m. Boston time shall be deemed received on the next succeeding Banking Day. All payments of principal, interest or fees to be made to the Bank may be effected by the Bank debiting accounts of the Borrower with the Bank. If a Default or Event of Default has occurred or is continuing, all payments and prepayments made by the Borrower to the Bank hereunder shall apply first to pay all principal and interest due under the SBLC Line of Credit Note, the SBLC Line of Credit Term Note, the SBLC Line of Credit Term Note II and toward any obligation to reimburse the Bank under the L/C's.

     4. After giving effect to this First Amendment to Agreement, all representations and warranties made by the Borrower in the Original Credit Agreement and the Security Documents are true and correct as of the date hereof (except for those representations which relate to a specific date which are true and correct on such date).

     5. The Borrower represents that it has performed and complied with all covenants and agreements required to be performed and complied with by it under the Original Credit Agreement and the Security Documents.

     6. Except as amended by this First Amendment to Credit Agreement, all provisions of the Original Credit Agreement, the Security Documents and all other documents referred to therein shall remain in full force and effect after giving effect to this First Amendment to Credit Agreement.

     7. The Obligations (as defined in the Security Documents executed and delivered by the Borrower and the Guarantor) of Borrower and the Guarantor to the Bank secured by its respective Security Documents shall be deemed to include any additional obligations of the respective parties created by the terms of this First Amendment to Credit Agreement.

     8. The execution of this First Amendment to Credit Agreement does not (i) waive any breaches or defaults or (ii) relieve the Borrower from any liability caused by any breaches or defaults prior to the date hereof of any representations, warranties and covenants (including any financial covenants) contained in the Original Credit Agreement, and the Bank expressly reserves any and all rights and remedies it may have in connection therewith or with respect thereto.

     9. The amendments set forth in this First Amendment to Credit Agreement shall not be effective, and the Bank shall not be obligated to make a SBLC Line of Credit Advance

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hereunder, or otherwise amend, modify or alter the Original Credit Agreement unless and until all of the following conditions shall have been fulfilled or waived by the Bank:

          (a)  Execution of Notes. The Borrower shall have executed and
               ------------------
          delivered to the Bank the SBLC Line: of Credit Note, the SBLC Line of Credit Term Note and the SBLC Line of Credit Term Note II, in each case in the form attached to this First Amendment to Credit Agreement.

          (b)  Officer's Certificate for Borrower. The Borrower shall have
               ----------------------------------
     delivered to the Bank a certificate substantially in the form of attached to the Original Credit Agreement with attached corporate resolutions authorizing the transactions contemplated by this First Amendment to Credit Agreement.

          (c)  Acknowledgment by Guarantor. Capital Resource Lenders II, L.P.,
               ---------------------------
     the Guarantor under that certain Limited Guaranty dated as of August 20, 1998, shall have acknowledged in writing that the Limited Guaranty shall remain in full force and effect after giving effect to this First Amendment to Credit Agreement and all references in the Limited Guaranty (i) to SBLC Line of Credit Note shall be deemed to refer to both the SBLC Line of Credit Note and the SBLC Line of Credit Note II and (ii) to Line of Credit Advances shall be deemed to refer to SBLC Line of Credit Advances as amended by this First Amendment to Credit Agreement.

          (d)  Acknowledgment of Purchasers under the Subordination and
               --------------------------------------------------------
     Intercreditor Agreement. Capital Resources Lenders III, L.P., CRP
     -----------------------
     Investment Partners III, L.L.C. and Rowland Moriarty, the Purchasers under that certain Subordination and Intercreditor Agreement dated as of August 20, 1998, shall have acknowledged in writing that the Subordination and Intercreditor Agreement shall remain in full force and effect after giving effect to this First Amendment to Credit Agreement and all references in the Subordination and Intercreditor Agreement to the Credit Agreement shall be deemed to refer to the Original Credit Agreement as amended by this First Amendment to Credit Agreement.

          (e)  Acknowledgment of Purchasers under Amendment No. 2. Capital
               --------------------------------------------------
     Resource Lenders III, L.P., CRP Investment Partners III, L.L.C. and Rowland Moriarty, the Purchasers under that certain Amendment No. 2 dated as of August 20, 1998, shall have acknowledged in writing that Amendment No. 2 shall remain in full force and effect after giving effect to this First Amendment to Credit Agreement and all references in Amendment No. 2 to the CRL III Guaranty shall be deemed to refer to the Limited Guaranty referred to in Section 9(c) above after giving effect to this First Amendment to Credit Agreement.

     10. The Borrower represents that the Borrower has full power and authority and has taken all required corporate and other action necessary to permit it to execute and deliver and

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perform all of its obligations contained in this First Amendment to Credit
Agreement, and to borrow thereunder, and none of such actions will violate any provision of law applicable to, or of the charter or by-laws of, the Borrower, or result in the breach of or constitute a default under any agreement or instrument to which the Borrower is a party or by which it is bound. This First Amendment to Credit Agreement has been duly authorized and validly executed and is the valid and binding obligation of the Borrower enforceable in accordance with its respective terms. Neither the execution or delivery by the Borrower of this First Amendment to Credit Agreement or the performance by the Borrower of its respective obligations thereunder, require the consent, approval or authorization of any person or governmental authority.

     11. Promptly upon receipt of an invoice therefor, the Borrower will pay all legal fees of the Bank's counsel in connection with the preparation, negotiation, execution and delivery of this First Amendment to Credit Agreement.

     12. This First Amendment to Credit Agreement represents the entire agreement among the parties thereto relating to the amendment to the Original Credit Agreement effected hereby, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this amendment to the Original Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                   LAW OFFICE INFORMATION SYSTEMS, INC.

                                        /s/ Kyle D. Parker
                                   By:  _____________________________________
                                        Name: Kyle D. Parker
                                        Title: President


                                   FLEET NATIONAL BANK

                                        /s/ Scott D. Wheelock
                                   By:  ______________________________________
                                        Name: Scott D. Wheelock
                                        Title: Vice President, High Technology
                                               Division

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